Exhibit 23(b)


                          Independent Auditors' Consent

The Board of Directors
AMBI Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                            /s/ KPMG PEAT MARWICK LLP


New York, New York
November 6, 1997



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